Securities And Exchange Commission
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

                       Date of Report: September 18, 2003

                           Golden Hand Resources Inc.
             (Exact name of registrant as specified in its charter)

     Washington                      333-61610            91206105
(State  or  other jurisdiction of  (Commission file     (I.R.S. Employer
incorporation  or  organization)     number)            Identification  No.)

                        Suite 679, 185 - 911 Yates Street
                   Victoria, British Columbia V8V 4Y9, CANADA
                                 (250) 519-0553
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)





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                                Table Of Contents



Item  5.  Other  Events                        1

Signatures                                     2

Exhibit  10.1.                                 3

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Except  for  the  historical information presented in this document, the matters discussed in this Form 8-K, and specifically in the section entitled "Item 5. Other Events" or otherwise incorporated by reference into this document contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as "believes,""plans," "expects," "may," "will," "should," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by us. These forward-looking statements involve risks and uncertainties, including those statements incorporated by reference into this Form 10-KSB. The actual results that we achieve may differ materially from any forward-looking projections due to such risks and uncertainties. These forward-looking statements are based on current expectations, and we assume no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by us in this Current Report on Form 8-K and in our other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect our business.

ITEM  5.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

On September 18, 2003 Golden Hand Resources Inc. amended its option to purchase a mineral claim, situated in the Stewart Area, Skeena Mining Division in the Province of British Columbia, Canada from Andy Edmun Daem. Under the terms of the amendment Golden Hand Resources Inc. the following terms and conditions have been changed:

1) "4.01(a) Golden Hand Resources Inc. shall pay $10,000 USD to the vendor within ninety days of the date of the Agreement"

has  been  changed  to

          "4.01(a) the Optionee shall pay $10,000 USD to Daem by way of a promissory note attached as exhibit 1 to this agreement:"

2) "4.01(c) Golden Hand Resources Inc. shall issue 200,000 post split fully paid and non-assessable shares in its capital stock to the vendor, as follows:

               a) 100,000 post split shares will be issued within ninety days of the date of the agreement

               b) a further 100,000 post split shares on the beginning of any exploration program which Golden Hand Resources Inc. carries out on the Dalhousie Claim."

has  been  changed  to

          "4.01(c) the Optionee shall issue 200,000 post split fully paid and non-assessable shares in its capital stock to Daem, as follows:

               (i) 100,000 post split shares will be issued within ninety days of the date of this Agreement. Upon issue of these shares the option portion of this agreement shall complete, the agreement considered executed for the purposed of paragraph 5 Transfer Of Claims and title shall pass to Optionee as decribed in that paragraph 5

               (ii) a further 100,000 post split shares on the beginning of any exploration program which the Optionee carries out on the Dalhousie Claim.

Other than the changes outlined above all other terms in the original Agreement dated August 1, 2003 remain the same.

Signatures

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Golden  Hand  Resources  Inc.

     Date:  09/18/03

/s/  Mike  Frankenberger
------------------------
Mike  Frankenberger,  President  &  Director

                                        2

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